                                                                      Exhibit 99

                           Global Structured Finance

                              BoAMS 2005-02 Group 1
                           30yr Non-Conforming 50% CA
                            Collateral Summary Report

                               Feb 22, 2005 20:20
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $245,567,895.54
Loan Count: 458
Cut-off Date: 2005-02-01
Avg. Loan Balance: $536,174.44
Avg. Orig. Balance: $536,574.71
W.A. FICO*: 746
W.A. Orig. LTV: 66.44%
W.A. Cut-Off LTV: 66.39%
W.A. Gross Coupon: 5.8055%
W.A. Net Coupon: 5.5480%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 2.42%
% over 100 COLTV: 0.00%
% with PMI: 2.42%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.45%
W.A. MI Adjusted LTV: 65.80%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.37%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance            Percent
                    ----------------            -------
                    350,001 - 450,000             32.51%
                    450,001 - 550,000             24.48
                    550,001 - 650,000             13.65
                    650,001 - 750,000              8.54
                    750,001 - 850,000              5.81
                    850,001 - 950,000              3.31
                    950,001 - 1,050,000            7.68
                    1,050,001 - 1,150,000          0.45
                    1,150,001 - 1,250,000          3.01
                    1,350,001 - 1,450,000          0.57
                                                -------
                    Total:                       100.00%
                                                -------

Average: $536,574.71
Lowest: $360,000.00
Highest: $1,400,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance             Percent
                    ----------------            -------
                    350,001 - 450,000             32.51%
                    450,001 - 550,000             24.48
                    550,001 - 650,000             13.65
                    650,001 - 750,000              8.54
                    750,001 - 850,000              5.81
                    850,001 - 950,000              3.31
                    950,001 - 1,050,000            7.68
                    1,050,001 - 1,150,000          0.45
                    1,150,001 - 1,250,000          3.01
                    1,350,001 - 1,450,000          0.57
                                                -------
                    Total:                       100.00%
                                                -------

Average: $536,174.44
Lowest: $359,615.13
Highest: $1,398,538.30

--------------------------------------------------------------------------------

4. Index

                    Index                       Percent
                    -----                       -------
                    FIX                          100.00%
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

5. Product Type

                    Product Type                Percent
                    ------------                -------
                    30 YR                        100.00%
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                      Percent
                    ------                      -------
                    5.250                          0.43%
                    5.375                          1.41
                    5.500                          1.87
                    5.625                          8.75
                    5.750                         37.96
                    5.875                         40.19
                    6.000                          6.85
                    6.125                          1.78
                    6.250                          0.50
                    6.500                          0.26
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 5.805
Lowest: 5.250
Highest: 6.500

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                Percent
                    ------------                -------
                    800 - 849                      5.80%
                    750 - 799                     47.53
                    700 - 749                     30.71
                    650 - 699                     13.83
                    600 - 649                      2.14
                                                -------
                    Total:                       100.00%
                                                -------
W.A.: 746
Lowest: 623
Highest: 828

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position               Percent
                    -------------               -------
                    1                            100.00%
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                Percent
                    ------------                -------
                    Purchase                      41.60%
                    Refinance-Rate/Term           37.27
                    Refinance-Cashout             21.13
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type               Percent
                    -------------               -------
                    SFR                           74.80%
                    PUD Detach                    17.10
                    Condo                          6.17
                    PUD Attach                     1.07
                    2-Family                       0.65
                    Townhouse                      0.21
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

11. Documentation

                    Documentation               Percent
                    -------------               -------
                    Reduced                       36.27%
                    Standard                      35.09
                    Rapid                         27.88
                    All Ready Home                 0.76
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

12. Occupancy Status

                    Occupancy Status            Percent
                    ----------------            -------
                    Primary                       91.93%
                    Secondary                      8.07
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

13. PMI Providers

                    PMI Providers               Percent
                    -------------               -------
                    NONE                          97.58%
                    RGIC                           0.84
                    UGRIC                          0.61
                    RMIC                           0.33
                    GEMIC                          0.33
                    PMIC                           0.31
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

14. State

                    State                       Percent
                    -----                       -------
                    California                    49.99%
                    Florida                        8.51
                    Virginia                       4.91
                    Maryland                       4.55
                    Massachusetts                  3.82
                    Other                         28.22
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

15. Zip Code

                    Zip Code                    Percent
                    --------                    -------
                    94010                          1.37%
                    94121                          1.31
                    95030                          1.21
                    94110                          0.95
                    94404                          0.92
                    Other                         94.25
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

16. Delinquency*

                    Delinquency*                Percent
                    ------------                -------
                    0-29 days                    100.00%
                                                -------
                    Total:                       100.00%
                                                -------
* MBA method

--------------------------------------------------------------------------------

17. Times 30 Days DLQ

                    Times 30 Days DLQ           Percent
                    -----------------           -------
                    0                             99.82%
                    1                              0.18
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

18. Convertible Flag

                    Convertible Flag            Percent
                    ----------------            -------
                    N                            100.00%
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

19. Buydown Agreement

                    Buydown Agreement           Percent
                    -----------------           -------
                    N                            100.00%
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

20. Original Term

                    Original Term               Percent
                    -------------               -------
                    240                            0.19%
                    300                            1.57
                    360                           98.24
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 358.8 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term

                    Cut-Off Remaining Term      Percent
                    ----------------------      -------
                    235 - 240                      0.19%
                    295 - 300                      1.57
                    355 - 360                     98.24
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 358.2 months
Lowest: 237 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cutoff Loan Age

                    Cutoff Loan Age             Percent
                    ---------------             -------
                    0                             42.58%
                    1 - 6                         57.42
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

23. OLTV

                    OLTV                        Percent
                    ----                        -------
                    *= 20.00                       0.53%
                    20.01 - 25.00                  1.02
                    25.01 - 30.00                  0.55
                    30.01 - 35.00                  0.90
                    35.01 - 40.00                  1.60
                    40.01 - 45.00                  3.49
                    45.01 - 50.00                  6.78
                    50.01 - 55.00                  6.29
                    55.01 - 60.00                  9.87
                    60.01 - 65.00                  9.12
                    65.01 - 70.00                 13.04
                    70.01 - 75.00                 11.27
                    75.01 - 80.00                 33.13
                    80.01 - 85.00                  0.16
                    85.01 - 90.00                  0.96
                    90.01 - 95.00                  1.29
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 66.44%
Lowest: 9.04%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Cut-Off LTV

                    Cut-Off LTV                 Percent
                    -----------                 -------
                    *= 20.00                       0.53%
                    20.01 - 25.00                  1.02
                    25.01 - 30.00                  0.55
                    30.01 - 35.00                  0.90
                    35.01 - 40.00                  1.60
                    40.01 - 45.00                  3.49
                    45.01 - 50.00                  6.78
                    50.01 - 55.00                  6.29
                    55.01 - 60.00                  9.87
                    60.01 - 65.00                  9.40
                    65.01 - 70.00                 12.76
                    70.01 - 75.00                 11.43
                    75.01 - 80.00                 32.96
                    80.01 - 85.00                  0.16
                    85.01 - 90.00                  0.96
                    90.01 - 95.00                  1.29
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 66.39%
Lowest: 9.04%
Highest: 95.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2005-02 Group 2
                               15yr Non-Conforming
                            Collateral Summary Report

                               Feb 22, 2005 20:20

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $80,117,355.16
Loan Count: 146
Cut-off Date: 2005-02-01
Avg. Loan Balance: $548,749.01
Avg. Orig. Balance: $553,605.01
W.A. FICO*: 744
W.A. Orig. LTV: 58.71%
W.A. Cut-Off LTV: 58.30%
W.A. Gross Coupon: 5.3249%
W.A. Net Coupon: 5.0674%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 179 months
W.A. Rem. Term: 178 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 58.30%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.15%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance            Percent
                    ----------------            -------
                    350,001 - 450,000             25.13%
                    450,001 - 550,000             27.80
                    550,001 - 650,000             17.20
                    650,001 - 750,000             12.60
                    750,001 - 850,000              0.94
                    850,001 - 950,000              2.22
                    950,001 - 1,050,000            8.56
                    1,150,001 - 1,250,000          5.55
                                                -------
                    Total:                       100.00%
                                                -------
Average: $553,605.01
Lowest: $360,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance             Percent
                    ---------------             -------
                    350,001 - 450,000             25.13%
                    450,001 - 550,000             27.80
                    550,001 - 650,000             17.20
                    650,001 - 750,000             12.60
                    750,001 - 850,000              1.91
                    850,001 - 950,000              3.40
                    950,001 - 1,050,000            7.38
                    1,150,001 - 1,250,000          4.58
                                                -------
                    Total:                       100.00%
                                                -------

Average: $548,749.01
Lowest: $358,694.82
Highest: $1,245,468.14

--------------------------------------------------------------------------------

4. Index

                    Index                       Percent
                    -----                       -------
                    FIX                          100.00%
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

5. Product Type

                    Product Type                Percent
                    ------------                -------
                    15 YR                        100.00%
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                      Percent
                    ------                      -------
                    4.625                          0.50%
                    4.875                          1.63
                    5.000                          1.22
                    5.125                          9.20
                    5.250                         44.46
                    5.375                         20.81
                    5.500                         15.77
                    5.625                          2.52
                    5.750                          1.72
                    5.875                          0.93
                    6.000                          1.24
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 5.325
Lowest: 4.625
Highest: 6.000

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                Percent
                    ------------                -------
                    800 - 849                      9.09%
                    750 - 799                     41.19
                    700 - 749                     33.96
                    650 - 699                     12.23
                    600 - 649                      3.53
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 744
Lowest: 624
Highest: 813

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position               Percent
                    -------------               -------
                    1                            100.00%
                                                -------
                    Total:                       100.00%
                                                -------
--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                Percent
                    ------------                -------
                    Refinance-Rate/Term           36.42%
                    Purchase                      32.18
                    Refinance-Cashout             31.40
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type               Percent
                    -------------               -------
                    SFR                           70.29%
                    PUD Detach                    19.55
                    Condo                          8.92
                    PUD Attach                     1.24
                                                -------
                    Total:                       100.00%
                                                -------
--------------------------------------------------------------------------------

11. Documentation

                    Documentation               Percent
                    -------------               -------
                    Rapid                         43.49%
                    Standard                      30.29
                    Reduced                       26.22
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

12. Occupancy Status

                    Occupancy Status            Percent
                    ----------------            -------
                    Primary                       84.43%
                    Secondary                     15.57
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

13. PMI Providers

                    PMI Providers               Percent
                    -------------               -------
                    NONE                         100.00%
                                                -------
                    Total:                       100.00%
                                                -------
--------------------------------------------------------------------------------

14. State

                    State                       Percent
                    -----                       -------
                    California                    45.08%
                    Florida                       10.90
                    Maryland                       5.60
                    Virginia                       5.51
                    North Carolina                 4.62
                    Other                         28.28
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

15. Zip Code

                    Zip Code                    Percent
                    --------                    -------
                    92625                          2.15%
                    34145                          1.62
                    92675                          1.55
                    33483                          1.54
                    28207                          1.49
                    Other                         91.65
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

16. Delinquency*

                    Delinquency*                Percent
                    ------------                -------
                    0-29 days                    100.00%
                                                -------
                    Total:                       100.00%
                                                -------

* MBA method

--------------------------------------------------------------------------------

17. Times 30 Days DLQ

                    Times 30 Days DLQ           Percent
                    -----------------           -------
                    0                             99.13%
                    1                              0.87
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

18. Convertible Flag

                    Convertible Flag            Percent
                    ----------------            -------
                    N                            100.00%
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

19. Buydown Agreement

                    Buydown Agreement           Percent
                    -----------------           -------
                    N                             99.50%
                    Y                              0.50
                                                -------
                    Total:                       100.00%
                                                -------

--------------------------------------------------------------------------------

20. Original Term

                    Original Term               Percent
                    -------------               -------
                    120                            1.71%
                    168                            0.90
                    180                           97.38
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 178.9 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term

                    Cut-Off Remaining Term      Percent
                    ----------------------      -------
                    115 - 120                      1.71%
                    121 - 168                      0.90
                    169 - 174                      1.18
                    175 - 180                     96.21
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 178.1 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cutoff Loan Age

                    Cutoff Loan Age             Percent
                    ---------------             -------
                    0                             41.51%
                    1 - 6                         57.31
                    7 - 12                         1.18
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 0.8 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

23. OLTV

                    OLTV                        Percent
                    ----                        -------
                    *= 20.00                       1.73%
                    20.01 - 25.00                  1.68
                    25.01 - 30.00                  1.35
                    30.01 - 35.00                  4.95
                    35.01 - 40.00                  7.47
                    40.01 - 45.00                  4.38
                    45.01 - 50.00                 10.17
                    50.01 - 55.00                  8.10
                    55.01 - 60.00                  9.62
                    60.01 - 65.00                  8.17
                    65.01 - 70.00                 14.26
                    70.01 - 75.00                  8.95
                    75.01 - 80.00                 19.17
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 58.71%
Lowest: 14.60%
Highest: 80.00%

--------------------------------------------------------------------------------

24. Cut-Off LTV

                    Cut-Off LTV                 Percent
                    -----------                 -------
                    *= 20.00                       1.73%
                    20.01 - 25.00                  1.68
                    25.01 - 30.00                  1.35
                    30.01 - 35.00                  4.95
                    35.01 - 40.00                  7.47
                    40.01 - 45.00                  5.35
                    45.01 - 50.00                 10.17
                    50.01 - 55.00                  8.10
                    55.01 - 60.00                  9.62
                    60.01 - 65.00                  8.17
                    65.01 - 70.00                 13.29
                    70.01 - 75.00                  8.95
                    75.01 - 80.00                 19.17
                                                -------
                    Total:                       100.00%
                                                -------

W.A.: 58.30%
Lowest: 13.76%
Highest: 80.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

BOAMS 05-2 - Price/Yield - 1A1

Balance    $40,000,000.00    Delay            24           WAC(1)    5.805466975    WAM(1)     358
Coupon     4.1875            Dated            2/1/2005     NET(1)    5.547967       WALA(1)      1
Settle     2/28/2005         First Payment    3/25/2005

Price                                 1                 2                3                 4                5
                                  Yield             Yield            Yield             Yield            Yield
             99-22.000            4.231             4.242            4.242             4.245            4.250
             99-23.000            4.227             4.232            4.232             4.233            4.236
             99-24.000            4.223             4.222            4.222             4.222            4.221
             99-25.000            4.220             4.212            4.212             4.211            4.207
             99-26.000            4.216             4.203            4.203             4.199            4.193
             99-27.000            4.212             4.193            4.193             4.188            4.178
             99-28.000            4.208             4.183            4.183             4.177            4.164
             99-29.000            4.204             4.173            4.173             4.166            4.149
             99-30.000            4.200             4.163            4.163             4.154            4.135
             99-31.000            4.196             4.154            4.154             4.143            4.121
            100-00.000            4.192             4.144            4.144             4.132            4.106
            100-01.000            4.188             4.134            4.134             4.121            4.092
            100-02.000            4.184             4.124            4.124             4.109            4.077

 Spread @ Center Price                4                56               56                61               70
                   WAL         10.48981           3.53749          3.53749           3.03470          2.32655
              Mod Durn             7.96              3.17             3.17              2.77             2.17
      Principal Window    Mar05 - May23     Mar05 - Oct11    Mar05 - Oct11     Mar05 - Nov09    Mar05 - May08

                Prepay            0 PSA           100 PSA          300 PSA           500 PSA          800 PSA
   Optional Redemption          Call (N)          Call (N)         Call (N)          Call (N)         Call (N)

           Yield Curve Mat     6MO     2YR     3YR     5YR    10YR    30YR
                       Yld   2.838   3.408   3.564   3.784   4.158   4.522

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-2 - Price/Yield - 1A10

Balance    $13,613,000.00    Delay            24           WAC(1)    5.805466975    WAM(1)     358
Coupon     5.5               Dated            2/1/2005     NET(1)    5.547967       WALA(1)      1
Settle     2/28/2005         First Payment    3/25/2005

Price                                 1                 2                3                 4                5
                                  Yield             Yield            Yield             Yield            Yield
            100-31.500            5.419             5.417            5.345             5.239            5.112
            101-00.500            5.415             5.414            5.339             5.232            5.102
            101-01.500            5.412             5.410            5.334             5.224            5.091
            101-02.500            5.409             5.407            5.329             5.216            5.081
            101-03.500            5.405             5.404            5.324             5.209            5.070
            101-04.500            5.402             5.400            5.319             5.201            5.060
            101-05.500            5.399             5.397            5.314             5.194            5.049
            101-06.500            5.395             5.393            5.309             5.186            5.038
            101-07.500            5.392             5.390            5.304             5.179            5.028
            101-08.500            5.388             5.386            5.298             5.171            5.017
            101-09.500            5.385             5.383            5.293             5.163            5.007
            101-10.500            5.382             5.380            5.288             5.156            4.996
            101-11.500            5.378             5.376            5.283             5.148            4.986

 Spread @ Center Price              115               115              133               144              146
                   WAL         14.16118          13.83635          7.60328           4.72728          3.26006
              Mod Durn             9.11              9.01             6.01              4.05             2.91
      Principal Window    Mar05 - Jul28     Mar05 - Nov25    Mar05 - Jun14     Mar05 - Jun10    Mar05 - Sep08

                Prepay            0 PSA           100 PSA          300 PSA           500 PSA          800 PSA
   Optional Redemption          Call (N)          Call (N)         Call (N)          Call (N)         Call (N)

           Yield Curve Mat     6MO     2YR     3YR     5YR    10YR    30YR
                       Yld   2.838   3.408   3.564   3.784   4.158   4.522

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-2 - Price/Yield - 1A2

Balance    $16,025,000.00    Delay            24           WAC(1)    5.805466975    WAM(1)     358
Coupon     5.05              Dated            2/1/2005     NET(1)    5.547967       WALA(1)      1
Settle     2/28/2005         First Payment    3/25/2005

Price                                 1                 2                3                 4                5
                                  Yield             Yield            Yield             Yield            Yield
             99-22.000            5.104             5.104            5.104             5.104            5.104
             99-23.000            5.101             5.101            5.101             5.098            5.096
             99-24.000            5.099             5.099            5.098             5.093            5.087
             99-25.000            5.097             5.097            5.094             5.087            5.078
             99-26.000            5.094             5.094            5.091             5.081            5.070
             99-27.000            5.092             5.092            5.088             5.076            5.061
             99-28.000            5.090             5.090            5.085             5.070            5.052
             99-29.000            5.088             5.087            5.082             5.064            5.043
             99-30.000            5.085             5.085            5.079             5.059            5.035
             99-31.000            5.083             5.082            5.076             5.053            5.026
            100-00.000            5.081             5.080            5.072             5.047            5.017
            100-01.000            5.078             5.078            5.069             5.042            5.008
            100-02.000            5.076             5.075            5.066             5.036            5.000

 Spread @ Center Price               58                61               82               116              137
                   WAL         25.30628          24.01342         14.67588           6.62579          4.04025
              Mod Durn            13.48             13.18             9.92              5.49             3.57
      Principal Window    Mar08 - Jan35     Mar08 - Jan35    Mar08 - Jan35     Mar08 - Jun13    Mar08 - Jul09

                Prepay            0 PSA           100 PSA          300 PSA           500 PSA          800 PSA
   Optional Redemption          Call (N)          Call (N)         Call (N)          Call (N)         Call (N)

           Yield Curve Mat     6MO     2YR     3YR     5YR    10YR    30YR
                       Yld   2.838   3.408   3.564   3.784   4.158   4.522

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.